CONSENT OF INDEPENDENT AUDITORS



We hereby consent to inclusion in this Current Report on Form 8-K/A of Top Air Manufacturing, Inc. of our report dated February 19, 1999, relating to the financial statements of DWZM, Inc.



                                        /s/ McGladrey & Pullen, LLP

Waterloo, Iowa
May 20, 1999